UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting period:  August 31, 2019

Item 1. Reports to Stockholders.

Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

August 31, 2019

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-877-642-7227.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 1-877-642-7227. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	27

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	28

NOTICE OF PRIVACY POLICY & PRACTICES	32

ADDITIONAL INFORMATION	33

Dear Shareholders,

The Fund returned -20.73% for the year ended August 31, 2019, versus the Russell 2000 Value Index which returned -14.89%.

The Fund returned -8.95% for the first six months of the Fund year ended February 28, 2019, versus the Russell 2000 Value Index which returned -8.59%.

During the six months since the Semi-Annual Shareholder Letter, the Fund returned -12.94% for the six months ended August 31, 2019, versus the Russell 2000 Value Index which returned -6.89%.

The Federal Reserve’s shift to a significantly more dovish commentary at the end of December 2018 has helped to catalyze a strong rebound in equity markets.  Investors seem to be addicted to monetary stimulus, reflexively driving stock prices higher on any indication that Central bankers are prepared to lower interest rates.

The Fed’s decision to abandon interest rate normalization for interest rate cuts seemed to have reintroduced the performance patterns that have plagued Small Cap Value investors since the introduction of both the Zero Interest Rate Policy and Quantitative Easing in the depths of the Great Recession.  Once again, Growth Strategies outperformed Value Strategies, and Large Cap Stocks outperformed Small Cap Stocks during 2019.  When money is cheap and borrowing easy, strong balance sheets and earnings are less important than a good story and profitless growth. Investors are generally treating the higher-quality stocks that performed well at the end of 2018 worse than any other part of the market.

August was one of the more volatile periods in 2019 so far, as investors became jittery over slowing global growth and anxiety around a potential recession. The downturn in August was not as great as the damage sustained in December 2018; however, volatility has whipsawed stock prices as investors moved from bearish to bullish within the last four weeks of the Fund year ended August 31.

Issue Specific

The following were our strongest performing companies and our weakest performing companies for the Fund for the year ended August 31, 2019:

Top 3 Contributors for the year ended August 31, 2019:

J&J Snack Foods Corp (JJSF)

J&J Snack Foods Corp. engages in the manufacture of nutritional snack foods and distribution of frozen beverages to the food service and retail supermarket industries.

M/I Homes, Inc. (MHO)

M/I Homes, Inc. engages in the construction and development of residential properties. It operates through two business segments: Homebuilding and Financial Services. The Homebuilding segment includes Midwest, Southern, and Mid-Atlantic homebuilding activities. The Financial Services segment sells and collects fees from mortgages, title insurance, and closing services.

Sanderson Farms, Inc. (SAFM)

Sanderson Farms, Inc. is a poultry processing company that engages in the production, processing, marketing and distribution of fresh, frozen, further processed and partially cooked chicken products.

Bottom 3 Contributors for the year ended August 31, 2019:

Unit Corporation (UNT)

Unit Corp. engages in oil and gas exploration, production, contract drilling, and natural gas gathering and processing.  Energy stocks and our Energy related Industrials were negatively impacted as oil prices fell for much of 2019.

Sturm, Ruger & Co., Inc. (RGR)

Sturm, Ruger & Co., Inc. engages in the design, manufacture, and sale of firearms to domestic customers. It operates through the Firearms and Castings segments.  Ruger continues to be plagued by a saturated market. It will take a little while for the company to work through current supply issues.

Granite Construction Inc. (GVA)

Granite Construction, Inc. is a holding company, which engages in the provision of infrastructure solutions for public and private clients. The company is evaluating and exiting some less profitable businesses.

Sector Performance:

The following were our strongest performing sectors and our weakest performing sectors for the year ended August 31, 2019:

Top 3 Performing Sectors:

•	Consumer Staples
•	Materials
•	Health Care

Bottom 3 Performing Sectors:

•	Industrials
•	Consumer Discretionary
•	Utilities

Perspective and Outlook:

Despite the current uncertainty and the fear of a potential recession, companies by-in-large reported positive results at the end of the second calendar quarter of 2019 and maintained their forecast for the remainder of the calendar year.

After many discussions with management, our companies’ managements generally remain confident that the economy is in decent shape. They remain cautiously optimistic with tariffs being the major impediment to future growth. The companies we talk to remain upbeat and are hopeful that growth will continue even if the market dynamics shift. We therefore see a sharp disconnect between the negative headlines and worry around a recession and our companies reporting and expectations.

It is in this discordant environment we believe investors will see the benefits of active management.  We believe that our active approach could produce long-term investment success over full market cycles and that when fear and uncertainty dominate the investment landscape, investors appreciate the type of companies that we own.

We believe that our ownership of companies with strong competitive characteristics and “fortress” balance sheets combined with our preference for Founder/Owner Operator run businesses offers the portfolio an additional level of hedging if either the economy weakens or there is another sharp correction in the equity markets.  Our emphasis on companies with dynamic, strong business models who are market leaders and are focused on organic growth through new product development is a competitive advantage for the strategy, in our opinion.  This should help us successfully navigate our clients through an unpredictable and volatile market.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor Investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and microcap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, exchange-traded funds (ETFs) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio. The Fund’s use of derivatives could cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/19 – 8/31/19).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/19	8/31/19	3/1/19 – 8/31/19*
Actual	$1,000.00	$ 870.60	$6.13
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.65	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of August 31, 2019 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of August 31, 2019

			Since Inception
	One Year	Five Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	-20.73%	1.46%	5.14%
Russell 2000® Value
Total Return Index	-14.89%	4.63%	7.83%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Total Return Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

August 31, 2019

	Shares	Value
COMMON STOCKS – 99.45%

Adhesives, Coatings, Sealants & Paints – 1.23%
CSW Industrials, Inc.	3,041	$207,427

Advanced Materials – 0.80%
Lydall, Inc. (a)	6,716	135,059

Aerospace/Defense – 3.46%
Cubic Corp.	4,498	311,576
Espey Manufacturing & Electronics Corp.	5,477	137,527
Park Aerospace Corp.	7,827	132,276
		581,379

Agriculture & Dairy Farms – 1.32%
Cal-Maine Foods, Inc.	5,477	222,038

Ammunition & Explosive Ordnance – 1.47%
National Presto Industries, Inc.	2,877	246,588

Athletic Sporting Goods – 1.49%
Johnson Outdoors, Inc. – Class A	4,466	250,096

Building Products & Supply – 3.71%
Apogee Enterprises, Inc.	6,221	229,742
Insteel Industries, Inc.	6,149	114,986
Simpson Manufacturing Co, Inc.	4,360	279,911
		624,639

Casinos & Gaming – 1.87%
Monarch Casino & Resort, Inc. (a)	7,072	313,855

Chemicals – 0.64%
Oil-Dri Corp. of America	3,506	107,845

Chemicals – Specialty – 0.89%
Hawkins, Inc.	3,380	149,903

Cinema Theater Exhibitors – 6.13%
Marcus Corp.	30,695	1,030,124

Commercial Banks – Community – 11.33%
Ames National Corp.	7,295	193,099
Auburn National Bancorporation, Inc.	5,583	226,000
Bar Harbor Bankshares	7,019	154,909
Eagle Bancorp Montana, Inc.	7,923	130,492

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2019

	Shares	Value

Commercial Banks – Community – 11.33% (Continued)
First of Long Island Corp.	6,700	$145,781
German American Bancorp, Inc.	9,784	298,705
Hingham Institution for Savings	1,276	229,808
Nicolet Bankshares, Inc. (a)	2,294	145,394
Peapack Gladstone Financial Corp.	6,317	177,697
Texas Capital Bancshares, Inc. (a)	3,765	202,858
		1,904,743

Construction & Engineering Services – 3.58%
Granite Construction, Inc.	21,184	602,473

Construction & Mining Machinery – 0.92%
Astec Industries, Inc.	5,583	154,091

Electrical Power Equipment & Grid Infrastructure – 2.92%
MYR Group, Inc. (a)	9,592	275,003
Powell Industries, Inc.	5,955	216,286
		491,289

Electronic Circuit Board – 0.99%
Kimball Electronics, Inc. (a)	12,602	166,472

Electronic Equipment & Instruments – 1.07%
Badger Meter, Inc.	3,477	179,344

Engines & Transmissions – 1.03%
Twin Disc, Inc. (a)	17,103	172,911

Grocery Retail – 5.81%
Weis Markets, Inc.	25,555	976,968

Guns & Accessories – 5.09%
Sturm, Ruger & Co., Inc.	20,856	855,305

Health Care – Equipment – 4.09%
ICU Medical, Inc. (a)	989	159,971
Merit Medical Systems, Inc. (a)	5,392	187,534
Utah Medical Products, Inc.	3,467	340,875
		688,380
Health Care – Supplies – 1.47%
Atrion Corp.	319	247,911

Health Safety & Protective Supply – 5.31%
MSA Safety, Inc.	8,454	892,996

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2019

	Shares	Value

Home Furniture – 0.68%
Hooker Furniture Corp.	6,381	$113,965

Homebuilders – Single Family Home Construction – 1.55%
M/I Homes, Inc. (a)	7,205	260,388

Insurance – Property/Casualty – 0.61%
United Fire Group, Inc.	2,272	102,604

Laboratories Equipment & Furniture – 0.26%
Kewaunee Scientific Corp.	2,765	44,503

Long Term Care Facilities – 1.23%
National HealthCare Corp.	2,563	207,090

Meat Poultry & Fish – 1.37%
Sanderson Farms, Inc.	1,542	230,713

Metal Pipelines & Tubes – 0.78%
Northwest Pipe Co. (a)	5,689	130,847

Oil & Gas Drilling Equipment – 1.90%
Dril-Quip, Inc. (a)	5,783	265,150
Gulf Island Fabrication, Inc. (a)	8,522	53,944
		319,094

Oil & Gas Field Services – 2.73%
Keane Group, Inc. (a)	10,639	56,387
Oil States International, Inc. (a)	2,605	35,923
RPC, Inc.	48,812	259,192
Solaris Oilfield Infrastructure, Inc. – Class A	7,880	108,350
		459,852

Oil & Gas Exploration/Production – 0.54%
Whiting Petroleum Corp. (a)	13,581	90,042

Packaged Foods – 8.09%
Flowers Foods, Inc.	8,061	183,791
J & J Snack Foods Corp.	6,094	1,176,507
		1,360,298

Pumps & Pumping Equipment – 4.79%
Gorman-Rupp Co.	26,939	804,669

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2019

	Shares	Value

Retail – Apparel – 0.66%
Duluth Holdings, Inc. – Class B (a)	12,166	$111,806

Semiconductor Back End Capital Equipment – 0.35%
Cohu, Inc.	5,000	59,600

Semiconductor Chemicals & Supply – 1.89%
Cabot Microelectronics Corp.	2,552	318,107

Semiconductor Devices – Discrete – 1.27%
Diodes, Inc. (a)	5,849	213,781

Semiconductor Equipment – 0.85%
MKS Instruments, Inc.	1,818	142,331

Structural Metal, Plate Work, & Sheet Metal – 0.85%
LB Foster Co. – Class A (a)	7,146	142,277

Tow Truck & Wreckers – 0.95%
Miller Industries, Inc.	5,105	159,735

Trucking FTL/LTL – 1.48%
Marten Transport Ltd.	12,666	249,140
TOTAL COMMON STOCKS (Cost $15,658,053)		$16,722,678

SHORT-TERM INVESTMENTS – 0.57%

Money Market Funds – 0.57%
STIT-Treasury Obligations Portfolio, Institutional Class, 1.975% (b)	95,547	95,547
TOTAL SHORT-TERM INVESTMENTS (Cost $95,547)		$95,547

Total Investments (Cost $15,753,600) – 100.02%		$16,818,225
Liabilities in Excess of Other Assets – (0.02%)		(4,027)
TOTAL NET ASSETS – 100.00%		$16,814,198

(a)	Non-income producing security.
(b)	Seven day yield as of August 31, 2019.

Industry classifications are determined by Morgan Dempsey Capital Management, LLC and may reference data from sources such as Global Industry Classification Codes (GICS). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

August 31, 2019

Assets
Investments, at value (cost $15,753,600)	$16,818,225
Dividends and interest receivable	29,047
Receivable for Fund shares sold	2,571
Other assets	9,415
Total Assets	16,859,258

Liabilities
Payable for Fund shares redeemed	353
Payable to affiliates	19,931
Payable to Adviser	2,281
Accrued expenses and other liabilities	22,495
Total Liabilities	45,060
Net Assets	$16,814,198

Net Assets Consist of:
Paid-in capital	$20,482,835
Accumulated deficit	(3,668,637)
Net Assets	$16,814,198

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,224,439

Net asset value, redemption price and offering price per share(1)	$13.73

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Year Ended August 31, 2019

Investment Income
Dividend income	$416,457
Interest income	12,905
Total Investment Income	429,362

Expenses
Management fees	236,718
Administration fees	42,723
Fund accounting fees	29,210
Transfer agent fees and expenses	29,175
Federal and state registration fees	20,658
Legal fees	19,277
Audit and tax fees	16,998
Chief Compliance Officer fees	10,325
Trustees’ fees	8,386
Custody fees	6,002
Reports to shareholders	5,752
Other expenses	5,296
Total Expenses	430,520
Less waivers and reimbursements by Adviser (Note 4)	(150,594)
Net Expenses	279,926

Net Investment Income	149,436

Realized and Unrealized Loss on Investments
Net realized loss from investments	(827,765)
Change in net unrealized depreciation on investments	(4,329,204)
Net Realized and Unrealized Loss on Investments	(5,156,969)
Net Decrease in Net Assets from Operations	$(5,007,533)

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018(1)
From Operations
Net investment income	$149,436	$58,986
Net realized gain (loss) from investments	(827,765)	906,839
Net change in unrealized appreciation
(depreciation) on investments	(4,329,204)	3,998,100
Net increase (decrease) in
net assets from operations	(5,007,533)	4,963,925

From Dividend and Distributions to Shareholders
Net dividend and distributions	(128,429)	(23,030)
Net decrease in net assets resulting
from dividends and distributions paid	(128,429)	(23,030)

From Capital Share Transactions
Proceeds from shares sold	2,731,444	2,759,937
Net asset value of shares issued to shareholders
in payment of distributions declared	5,899	3,015
Costs for shares redeemed(2)	(5,621,475)	(3,608,084)
Net decrease in net assets
from capital share transactions	(2,884,132)	(845,132)

Total Increase (Decrease) in Net Assets	(8,020,094)	4,095,763

Net Assets:
Beginning of year	24,834,292	20,738,529
End of year	$16,814,198	$24,834,292

(1)	Net dividends and distributions include net investment income distributions of $23,030. End of year net assets include accumulated undistributed net investment income of $58,986.
(2)	Net of redemption fees of $6,146 and $0 for the years ended August 31, 2019 and August 31, 2018, respectively.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)
Net Asset Value, End of Year
Total Return(3)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver and expense reimbursement
After waiver and expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement
After waiver and expense reimbursement
Portfolio turnover rate(3)

(1)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)
The ratio of expenses to average net assets includes interest expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expenses were 2.13% and 1.30% and 1.57% and 1.30% for the years ended August 31, 2016 and August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended August 31,
2019	2018	2017	2016		2015
$17.43	$14.04	$12.46	$11.56		$13.79

0.11	0.04	0.02	0.05		0.05
(3.72)	3.36	1.61	0.93		(1.52)
(3.61)	3.40	1.63	0.98		(1.47)

(0.09)	(0.01)	(0.05)	(0.08)		(0.04)
—	—	—	—		(0.72)
(0.09)	(0.01)	(0.05)	(0.08)		(0.76)
0.00 (2)	—	0.00 (2)	0.00	(2)	0.00	(2)
$13.73	$17.43	$14.04	$12.46		$11.56
-20.73%	24.27%	13.03%	8.55%		-11.04%

$16,814	$24,834	$20,739	$17,346		$27,398

2.00%	1.91%	2.03%	2.14	%(3)	1.58	%(3)
1.30%	1.30%	1.30%	1.31	%(3)	1.31	%(3)

(0.01)%	(0.36)%	(0.61)%	(0.38)%		0.12%
0.69%	0.25%	0.12%	0.45%		0.39%
10.25%	13.99%	23.85%	16.66%		7.83%

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
August 31, 2019

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (a “Pricing Service”).

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2019

fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved pricing service (“Pricing Service”). Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019:

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2019

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$16,722,678	$—	$—	$16,722,678
Short-Term Investments	95,547	—	—	95,547
Total Investments in Securities	$16,818,225	$—	$—	$16,818,225

(1)	See the Schedule of Investments for industry classifications.

For the year ended August 31, 2019, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value.

The Fund did not hold financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2019, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year ended August 31, 2019, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2016.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2019

charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the year ended August 31, 2019 amounting to $6,146.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out “FIFO” method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018 were as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$128,429	$23,030

As of August 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$15,939,245
Gross tax unrealized appreciation	3,452,462
Gross tax unrealized depreciation	(2,573,482)
Net tax unrealized appreciation	$878,980
Undistributed ordinary income	79,993
Undistributed long-term capital gain	—
Total distributable earnings	$79,993
Other accumulated loss	(4,627,610)
Total accumulated loss	$(3,668,637)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2019

At August 31, 2019, the Fund had the following short-term and long-term capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended August 31, 2019.

Short-Term	$2,704,366
Long-Term	1,923,244
$4,627,610

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2019, no such classifications were required.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2020, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commission and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the year ended August 31, 2019, expenses of $150,594 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed up to three years from the date such amount was waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

August 31, 2020	$145,954
August 31, 2021	$142,827
August 31, 2022	$150,594

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2019

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Fund’s Administrator under an Administration Agreement.  Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.  Fees and expenses incurred for the year ended August 31, 2019, and owed as of August 31, 2019 are as follows:

	Incurred	Owed
Administration and Accounting	$71,933	$11,729
Transfer Agency	$29,175	$4,899
Custody	$6,002	$1,387

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of Fund Services and U.S. Bank.

Certain officers of the Fund are also employees of Fund Services.  A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.  This same Trustee is a board member and an interested person of the Distributor.

The Fund also has a line of credit with U.S. Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  For the year ended August 31, 2019, the Fund was allocated $10,325 of the Trust’s Chief Compliance Officer fees.  As of August 31, 2019, fees of $1,916 were owed by the Fund to Fund Services for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
Shares sold	176,623	175,567
Shares redeemed	(377,187)	(228,337)
Shares reinvested	424	188
Net increase (decrease)	(200,140)	(52,582)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2019, were $2,154,476 and $4,453,209, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2019

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  U.S. Bank, custodian for the fund, and the Distributor, are wholly owned subsidiaries of U.S. Bancorp.  Fund Services provides transfer agency, fund accounting and fund administration services to the Fund and is a subsidiary of U.S. Bancorp.  U.S. Bank, for the benefit of its customers, holds more than 25% of the Fund’s outstanding shares, 78.41%, therefore, these entities are all considered affiliates of the Fund.

(9)	Line of Credit

At August 31, 2019, the Fund had a line of credit in the amount of the lessor of $2,500,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 8, 2020. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank. Interest was accrued at the prime rate of 5.00% from September 1, 2018 through September 26, 2018, 5.25% from September 27, 2018 through December 19, 2018, 5.50% from December 20, 2018 through July 31, 2019, and 5.25% thereafter. During the year ended August 31, 2019, the Fund had borrowings on the line of credit on four days, with an average borrowing and interest rate on those days of $275,500 and 5.50%, respectively. Interest expense of $168 incurred during the period is included within other expenses on the Statement of Operations. The balance as of June 5, 2019 of $473,000 was the maximum amount of borrowings outstanding during the year ended August 31, 2019. As of August 31, 2019, the Fund did not have any borrowings on the line of credit outstanding.

(10)	Recent Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update (“ASU”) ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended August 31, 2019.

(11)	Subsequent Events

The Fund has evaluated events and transactions that have occurred subsequent to August 31, 2019 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Dempsey Small/Micro Cap Value Fund and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of Trust for Professional Managers, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2019

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 22, 2019 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust, and Morgan Dempsey Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 13, 2019 (the “June 13, 2019 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2020.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Brian G. Rafn and Ryan F. Hamilton, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2019. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000® Value Index, and in comparison to a peer group of U.S. open-end small blend funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund’s performance for the year-to-date, one-year, three-year and five-year periods ended April 30, 2019 was below the Morningstar Peer Group median. The Trustees further noted that for the one-year, three-year, five-year and since inception periods ended March 31, 2019, the Fund lagged the Russell 2000® Value Index. The Trustees also noted that the Fund’s performance was generally in alignment with the performance of other separately managed accounts managed by the Adviser for the year-to-date, one-year, three-year and five-year periods ended March 31, 2019.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that, despite comparative underperformance for the periods reviewed, the Fund and its shareholders could benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 13, 2019 meeting and the July 22, 2019 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.10% ranked above the Morningstar Peer Group average of 0.90%. The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.30% was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.19%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment discipline.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Fund was not profitable to the Adviser and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund. The Trustees concluded that

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

the benefits the Adviser may receive, such as greater name recognition or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2020 as being in the best interests of the Fund and its shareholders.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended August 31, 2019, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2019, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	28	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting (June	MUTUALS
Year of Birth: 1955		2001		2019–present);	(an open-end
				Professor,	investment
				Department of	company with
				Accounting	two portfolios).
(2004–2019);
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	28	Pilot, Frontier/	Independent
615 E. Michigan St.		Term; Since		Midwest Airlines,	Trustee, USA
Milwaukee, WI 53202		August 22,		Inc. (airline	MUTUALS
Year of Birth: 1956		2001		company)	(an open-end
				(1986–present).	investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Jonas B. Siegel	Trustee	Indefinite	28	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company)
				Chief Compliance	(2010–2016);
				Officer (“CCO”),	Independent
				Granite Capital	Manager,
				International Group,	Ramius IDF
				L.P. (an investment	fund complex
				management firm)	(two closed-end
				(1994–2011).	investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	28	President (2017–	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		present), Chief	Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,		Operating Officer	end investment
Year of Birth: 1962		2001		(2016–present),	company)
				Executive Vice	(2003–2017);
				President (1994–	Trustee, USA
				2017), U.S.	MUTUALS
				Bancorp Fund	(an open-
				Services, LLC.	end investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer,	July 1,		Services, LLC
Year of Birth: 1985	Vice	2017		(February 2017–
	President			present); Vice
	and			President and
	Anti-Money			Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–
November 2016);
Vice President, CCO
and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–April
2016), Senior Legal
and Compliance
Counsel (2013–2015),
Heartland
Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President,
Milwaukee, WI 53202		July 22,		U.S. Bancorp Fund
Year of Birth: 1970		2019		Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019); Counsel,
Drinker Biddle & Reath
LLP (2016–2018);
Counsel, Huntington
Bancshares Inc.
(2011–2015).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may view the Fund’s Forms N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

 (This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$14,500	$14,500
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*  /s/ John Buckel
John Buckel, President

Date  10/31/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*  /s/ John Buckel
John Buckel, President

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  10/31/19

* Print the name and title of each signing officer under his or her signature.